UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                   (Mark One)


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number: 333-28249
                                 PRIME AIR, INC.

               (Exact name of Registrant as specified in charter)

            NEVADA                                      Applied  For
State  or  other  jurisdiction  of               I.R.S.  Employer  I.D.  No.
incorporation  or  organization

  Suite 601 - 938 Howe Street, Vancouver, British Columbia, CANADA     V6Z 1N9
            (Address  of  principal  executive  offices)             (Zip  Code)

Issuer's  telephone  number,  including  area  code:  (604)  684-5700


           SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
          Title of each class Name of each exchange on which registered
                                    None N/A
        SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT: NONE

Check  whether  the  Issuer  (1)  has  filed all reports required to be filed by section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such fling requirements for the past 90 days. (1) Yes [X ] No [ ] (2) Yes [X] No [ ]

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 8-K or any amendment to this Form 8-K. [N/A]


                                       (i)
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TABLE  OF  CONTENTS
-------------------
                                PRIME AIR, INC.
                                      INDEX

                                                              PAGE NO.

                                    PART III

     ITEM 4.          Exhibits and Reports on Form 8-K          3
                      Signatures                                4


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 19, 2004, upon the recommendation of our Audit Committee, the Board of Directors appointed Manning Elliott, Chartered Accountants to serve as the Prime Air, Inc. independent auditors for the 2003 fiscal year which ended December 31, 2003. Manning Elliott will replace Rutherford & Company, Chartered Accountants as the Corporation's independent auditors. The change in auditors is effective immediately.

     Rutherford & Company, Chartered Accountants have acted as the independent auditors of the company for the each of the past two fiscal years and their audits did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Rutherford & Company on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rutherford & Company's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K. We have provided Manning & Elliott with a copy of the foregoing disclosures.

     During each of our two most recent fiscal years and through the date of this report, Prime Air, Inc., did not consult Rutherford & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 3054(a)(2)(i) and (ii) of Regulation S-K.

(B)     Index  to  Exhibits.

The  following  is  a  list  of  all exhibits filed as part of this Report:

     EXHIBIT     DESCRIPTION OF
     NUMBER      DOCUMENT
     -------     --------

        *1       Power  of  Attorney  (included  on  signature  page).

*Filed  herewith.


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, province of British Columbia, on the 19th day of March 2004.


                                                   Prime Air, Inc.

                                                   By: /s/ Blaine Haug
                                                       -----------------
                                                       Blaine Haug
                                                       Chairman of the Board and
                                                       Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Blaine Haug and Wayne Koch, and each of them individually, his true and lawful attorney-in-fact, proxy and agent, with full power of substitution and reconstitution, for him and in his name, place and stead, in any and all capacities, to act on, sign any and all parts of or amendments to this Quarterly Report on Form 8-K, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, proxies and agents, and each of them individually, full power and authority to do and perform each and every act and thing necessary and appropriate to be done in and about the premises, as fully as he might or could do in person, hereby approving, ratifying and confirming all that said attorneys-in-fact, proxies and agents or any of his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated.

     SIGNATURE(S)                   TITLE(S)                        DATE
     ------------                   --------                        ----
/s/  Blaine  Haug          Chairman  of  the Board and         March 19, 2004
-----------------          Chief  Executive  Officer
Blaine  Haug

/s/  Wayne  Koch           Chief  Financial  Officer           March  19, 2004
----------------
     Wayne  Koch


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